CONTINGENCIES	12 Months Ended
Jul. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES

12. CONTINGENCIES:

The Company is subject to various legal proceedings, claims, and litigation arising in the ordinary course of business operations. These matters include, but are not limited to, contractual disputes, third party slip and fall or personal injury claims which are typically handled by insurance counsel. It is the opinion of management that the resolution of these matters will not have a material adverse effect on the Company’s Consolidated Financial Statements.

If the Company sells, transfers, disposes of or demolishes 25 Elm Place, Brooklyn, New York, then the Company may be liable to create a condominium unit for the loading dock. The necessity of creating the condominium unit and the cost of such condominium unit cannot be determined at this time.